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                           VANGUARD EXPLORER(TM) FUND
                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 30, 2000

Effective August 1, 2000, the Fund's benchmark will change from the Small Company Growth Fund Stock Index to the Russell 2000 Growth Index. The new benchmark will assist investors in evaluating the Fund's performance, and will be used to calculate performance fees paid to four of the Fund's five advisers--Granahan Investment Management, Inc., Wellington Management Company, LLP, Chartwell Investment Partners, and Grantham, Mayo, Van Otterloo & Co. LLC (Vanguard Quantitative Equity Group provides its services on an at-cost basis).
     While the Small Company Growth Fund Stock Index has been a suitable benchmark for the Fund, the Russell 2000 Growth Index is a more widely recognized measure of the performance of small-cap growth stocks. Because the two indexes' characteristics are broadly similar, however, the change will have little effect on the Fund's investments, strategies, or risk level, and no effect on its policies.



(C)2000 The Vanguard Group, Inc. All rights reserved.               PS24N 082000
Vanguard Marketing Corporation, Distributor.